Other Information	12 Months Ended
Dec. 31, 2021
Additional information [abstract]
Other Information	Other information
a) Litigation and arbitration
Telefónica and its Group companies are party to several legal proceedings which are currently in progress in the courts of law and the arbitration bodies of the various countries in which we are present.
Based on the advice of our legal counsel it is reasonable to assume that these legal proceedings will not materially affect the financial condition or solvency of the Telefónica Group.
The contingencies arising from the litigation and commitments described below were evaluated (see Note 3.n) when the consolidated financial statements for the year ended December 31, 2021 were prepared. The provisions recorded in respect of the commitments taken as a whole are not material.
The following unresolved legal proceedings or those underway in 2021 are highlighted (see Note 25 for details of tax-related cases):
Appeal against the decision by Agencia Nacional de Telecomunicações (“ANATEL”) regarding the inclusion of interconnection and network usage revenues in the Fundo de Universalização de Serviços de Telecomunicações (“FUST”)
Vivo Group operators (currently "Telefónica Brasil"), together with other cellular operators, appealed ANATEL’s decision of December 16, 2005, to include interconnection and network usage revenues and expenses in the calculation of the amounts payable into the FUST (Fundo de Universalização de Serviços de Telecomunicações) –a fund which pays for the obligations to provide Universal Service– with retroactive application from 2000. On March 13, 2006, Regional Federal Court no. 1. granted a precautionary measure which stopped the application of ANATEL’s decision. On March 6, 2007, a ruling in favor of the wireless operators was issued, stating that it was not appropriate to include the revenues received by transfer from other operators in the taxable income for the FUST’s calculation and rejecting the retroactive application of ANATEL’s decision. On January 26, 2016, ANATEL filed an appeal to overturn this decision with Brasilia Regional Federal Court no. 1, which was also dismissed. On May 10, 2017 ANATEL appealed to the higher courts on the merits of the case.
At the same time, Telefónica Brasil and Telefónica Empresas, S.A., together with other wireline operators through ABRAFIX (Associação Brasileira de Concessionárias de Serviço Telefonico Fixo Comutado) appealed ANATEL’s decision of December 16, 2005, also obtaining the precautionary measures requested. On June 21, 2007, Federal Regional Court no. 1 ruled that it was not appropriate to include the interconnection and network usage revenues in the FUST’s taxable income and rejected the retroactive application of ANATEL’s decision. ANATEL filed an appeal to overturn this ruling on April 29, 2008, before Brasilia Federal Regional Court no. 1, which was dismissed on May 10, 2016. ANATEL filed an appeal against this dismissal.
The fixed operators filed an appeal to clarify that revenues obtained through interconnection and dedicated line operation should not be included in the calculation of the amounts payable to the FUST. In addition, the court was also requested to rule on two grounds which had not been analyzed in the initial decision: (i) that the FUST has become obsolete, among other reasons, by the advance of mobile telephony; and (ii) that amounts collected are not applied to the purpose for which the FUST was created, since only a very low percentage of the revenues collected by the FUST is used to finance fixed telephony. Although the petition for clarification was dismissed on August 23, 2016, the court noted that the FUST should not be funded with revenues from interconnection and dedicated line operation. ABRAFIX appealed to the higher courts on these two elements that had not been analyzed. ANATEL appealed all the holdings of the ruling to the higher courts.
The amount of the claim is quantified at 1% of the interconnection revenues.
Appeal against the Decision of the European Commission dated January 23, 2013, to sanction Telefónica for the infringement of Article 101 of the Treaty on the functioning of the European Union
On January 19, 2011, the European Commission initiated formal proceedings to investigate whether Telefónica, S.A. (Telefónica) and Portugal Telecom SGPS, S.A. (Portugal Telecom) had infringed European Union anti-trust laws with respect to a clause contained in the sale and purchase agreement of Portugal Telecom’s ownership interest in Brasilcel, N.V., a joint venture in which both companies were venturers and which was the owner of the Brazilian company Vivo.
On January 23, 2013, the European Commission passed a ruling on the formal proceedings. The ruling imposed a fine on Telefónica in the amount of 67 million euros, as the European Commission ruled that Telefónica and Portugal Telecom committed an infraction of Article 101 of the Treaty on the Functioning of the European Union for having entered into the agreement set forth in Clause Nine of the sale and purchase agreement of Portugal Telecom’s ownership interest of Brasilcel, N.V.
On April 9, 2013, Telefónica filed an appeal for annulment of this ruling with the European Union General Court. On August 6, 2013, the European Union General Court notified Telefónica of the response issued by the European Commission, in which the European Commission reaffirmed the main arguments of its ruling and, specifically, that Clause Nine includes a competition restriction. On September 30, 2013, Telefónica filed its reply. On December 18, 2013, the European Commission filed its appeal.
A hearing was held on May 19, 2015, at the European Union General Court.
On June 28, 2016, the European Union General Court ruled. Although it declared the existence of an infringement of competition law, it annulled Article 2 of the contested Decision and required the European Commission to reassess the amount of the fine imposed. The General Court considered that the European Commission has not neutralized the allegations and evidences provided by Telefónica on services in which there was not potential competition or were outside the scope of Clause Nine.
Telefónica understands that there are grounds for believing that the ruling does not suit at law; consequently, it filed an appeal to the Court of Justice of the European Union, on September 11, 2016.
On November 23, 2016, the European Commission filed its response against the Telefónica's appeal. On January 30, 2017, Telefónica filed its response. On March 9, 2017, the European Commission filed its rejoinder.
On December 13, 2017, the General Court dismissed the appeal filed by Telefónica. The European Commission, which was urged to recalculate the amount of the fine in the judgment of the General Court of June 2016, issued a resolution on January 25, 2022, imposing a fine of 67 million euros on Telefónica. The Company is currently analyzing this resolution.
Decision by the High Court regarding the acquisition by Telefónica of shares in Český Telecom by way of a tender offer
Venten Management Limited ("Venten") and Lexburg Enterprises Limited ("Lexburg") were non-controlling shareholders of Český Telecom. In September 2005, both companies sold their shares to Telefónica in a mandatory tender offer. Subsequently, Venten and Lexburg, in 2006 and 2009, respectively, filed actions against Telefónica claiming a higher price than the price for which they sold their shares in the mandatory tender offer.
On August 5, 2016, the hearing before the High Court in Prague took place in order to decide the appeal against the second decision of the Municipal Court, which had been favorable to Telefónica's position (as was also the case with the first decision of the Municipal Court). At the end of the hearing, the High Court announced the Second Appellate Decision by which it reversed the second decision of the Municipal Court and ordered Telefónica to pay 644 million Czech korunas (approximately 23 million euros) to Venten and 227 million Czech korunas (approximately 8 million euros) to Lexburg, in each case plus interest.
On December 28, 2016, the decision was notified to Telefónica. Telefónica filed an extraordinary appeal, requesting the suspension of the effects of the decision.
In March 2017, Telefónica was notified of the decision of the Supreme Court, which ordered the suspension of the effects of the unfavorable decision to Telefónica issued by the High Court.
Venten and Lexburg filed with the Supreme Court a motion to partially abolish the suspension of enforceability of the Decision of the High Court in Prague. On January 17, 2018, Telefónica filed its response seeking dismissal of such motion for lack of legal basis.
On February 14, 2019, notification was given to Telefónica of the resolution of the Supreme Court which, based on the extraordinary appeal filed by Telefónica, abolished the decision of the High Court in Prague dated August 5, 2016 and remanded the case back to the High Court.
In December 2021, the High Court of Prague confirmed its appointment of an expert in order to produce a new expert report to assess the reliability of market-based price criteria used in the mandatory tender offer and further technical issues discussed in this litigation, including a new discounted cashflow valuation of the shares of Český Telecom in 2005.
Appeal against the resolution of ANATEL to sanction Telefónica Brasil for breaches of the Fixed Telephony Regulation
In May 2018, Telefónica filed a judicial action for annulment against a resolution issued by ANATEL (the National Telecommunications Agency of Brazil) in March 2018 concluding the PADO (“Processo Administrativo para Apuração de Descumprimento de Obrigações” or Administrative Process for Determination of Non-compliance with Obligations) investigating alleged infractions of the Fixed Telephony Regulation by Telefónica Brasil.
This PADO investigation had been suspended during the negotiations of the TAC (“Termo de Ajustamento de Conduta” or Conduct Adjustment Term) between Telefónica and ANATEL relating to this and certain other PADO investigations. Since the negotiations concluded without agreement, the suspended PADO sanctioning procedures were reactivated and finalized.
In its resolution of March 2018, ANATEL considered that Telefónica Brasil committed several infractions, specifically those related to the inadequate notice of suspension of services to defaulting users, the terms of reactivation of services after payment of outstanding amounts by defaulting users and the disagreement with the terms of refunds claimed by users of the services.
The fine imposed by ANATEL and appealed by Telefónica Brasil is approximately 211 million Brazilian reals (approximately 33 million euros), which amounted to approximately 531 million Brazilian reals after currency value updates and accrued interest as of December 31, 2021 (approximately 84 million euros).
Telefónica Brasil has appealed the fine imposed by ANATEL based, fundamentally, on the following arguments: (i) ANATEL should have considered a smaller universe of users to determine the fine and (ii) the calculation of the fine is disproportionate and based on insufficient grounds.
Telefónica Brasil has not yet paid the fine, although Telefónica Brasil has guaranteed its payment through a guarantee insurance submitted to the court.
As of the date of these financial statements, there has been no conciliation and the proceeding is following its normal course.
ICSID Arbitration Telefónica, S.A. vs. Republic of Colombia
In the local arbitration brought by Colombia against Colombia Telecomunicaciones (“ColTel”), on July 25, 2017, the local arbitration tribunal ordered ColTel to pay 470 million euros as economic compensation for the reversion of assets related to voice services in relation to the concession granted between 1994 and 2013.
On August 29, 2017, ColTel’s share capital was increased in order to make the payment ordered by the local arbitral award; Telefónica, S.A. contributed and disbursed an amount equivalent to 67.5% of the award’s amount (317 million euros) and the Colombian Government contributed an amount equivalent to the remaining 32.5% (153 million euros).
On February 1, 2018, Telefónica, S.A. filed a Request for Arbitration against Colombia at the International Centre for Settlement of Investment Disputes ("ICSID"), which was formally registered on February 20, 2018.
The ICSID Court was constituted on February 26, 2019, with José Emilio Nunes Pinto as President, Horacio A. Grigera Naón appointed by Telefónica, S.A., and Yves Derains appointed by Colombia.
Colombia filed Preliminary Objections on Jurisdiction on August 5, 2019. Telefónica, S.A. responded to Colombia’s objections in its Claimant’s Memorial on September 23, 2019, in which it also requested that Colombia pay compensation for damages caused to Telefónica, S.A.
On October 23, 2019, Colombia submitted its Complementary Objections on Jurisdiction as well as a request for Bifurcation, to which Telefónica, S.A. responded on November 29, 2019.
On January 24, 2020, the Court dismissed the request for Bifurcation presented by Colombia, ordering the continuation of the proceeding. A decision on the merits of Telefónica, S.A.’s claim is pending.
On July 3, 2020, Colombia filed its reply to the claim filed by Telefónica before the ICSID.
On November 2, 2020, Telefónica presented its response to Colombia's reply.
After the hearing held in April 2021, on July 27, 2021 the hearing of closing arguments was held, and the parties are awaiting the issuance of the arbitration award.
Telefónica's lawsuit against Millicom International Cellular for default in the sale of Telefónica de Costa Rica
Telefónica, S.A. (Telefónica) and Millicom International Cellular, S.A. (Millicom) reached an agreement on February 20, 2019 for the purchase and sale of the entire capital stock of Telefónica de Costa Rica TC, S.A.
In March 2020, Telefónica informed Millicom that, once the pertinent regulatory authorizations had been obtained and all the other conditions established in the aforementioned agreement for the execution of the sale had been completed, the execution of the contract and the closing of the transaction should be in April 2020.
Millicom expressed its refusal to proceed with the closing, arguing that the competent Costa Rican administrative authorities had not issued the appropriate authorization.
On May 25, 2020, Telefónica filed a lawsuit against Millicom before the New York Supreme Court, considering that Millicom had breached the terms and conditions established in the sale contract, demanding compliance with the provisions of the aforementioned agreement, and compensation for all damages that this unjustified breach could cause to Telefónica.
On June 29, 2020, Millicom filed a Motion to Dismiss, to which Telefónica replied on July 8, 2020.
On August 3, 2020, Telefónica submitted an amendment to the lawsuit, removing the requirement to comply with the provisions of the sale and purchase contract and requesting only compensation for all damages that the unjustified breach of said agreement could cause Telefónica.
On January 5, 2021, the Motion to Dismiss filed by Millicom in June 2020 was dismissed by the New York Supreme Court.
ICSID Arbitration Telefónica, S.A. vs. Republic of Peru
On February 5, 2021, Telefónica filed a request for arbitration against the Republic of Peru at the ICSID, which was formally registered on March 12, 2021.
Telefónica bases its claims on the Agreement for the Promotion and Reciprocal Protection of Investments between the Kingdom of Spain and the Republic of Peru ("APRPI") signed on November 17, 1994. Telefónica argues that the Peruvian tax administration (called Superintendencia Nacional de Aduanas y de Administración Tributaria, known as "SUNAT") and other state bodies have failed to comply with the obligations established in the APRPI, including by adopting arbitrary and discriminatory actions.
It is requested that the defendant be ordered to fully compensate Telefónica for all damages suffered.
The Arbitration Court is currently being constituted.
Appeal against the ANATEL resolution on the calculation of amounts for the renewal of radio frequencies in Brazil associated with the provision of the personal mobile services
In 2013, Telefónica Brasil filed a lawsuit against the resolution of ANATEL which sets forth the calculation of the amount to be paid by Telefónica Brasil for the renewal of radio frequencies associated with the provision of personal mobile services (which has been granted to Telefónica Brasil for a period of fifteen years).
According to ANATEL the renewals, which must be carried out every two years, should be accompanied by a payment equivalent to 2% of all income derived from the provision of personal mobile services, while Telefónica Brasil believes that the calculation must be made with respect to the income derived from voice services only, which would exclude data services and interconnection revenues.
In February 2020, Telefónica Brasil filed an appeal before the Regional Federal Court of Brasilia after obtaining an unfavorable ruling in the Court of First Instance, which considered that the criteria defended by ANATEL was the one to be followed.
As of December 31, 2021, the amount under litigation was 778 million Brazilian reais (123 million euros based on the exchange rate of such date), resulting from the method of calculation of ANATEL that has been appealed.
UK High Court claim by Phones 4 U Limited against various mobile network operators and other companies, among others, Telefónica, S.A., Telefonica O2 Holdings Limited and Telefonica UK Limited
In late 2018, Phones 4U Limited (in administration) (“P4U”) commenced a claim in the English High Court in London against various mobile network operators: Everything Everywhere, Deutsche Telekom, Orange, Vodafone, Telefónica, S.A., Telefonica O2 Holdings Limited and Telefonica UK Limited (together the “Defendants”).
P4U carried on a business of selling mobile phones and connections to the public, such connections being supplied by mobile network operators including the Defendants. In 2013 and 2014, the Defendants declined to extend and / or terminated their contracts to supply connections to P4U.
P4U went into administration in September 2014.
P4U alleges that the Defendants ceased to supply connections because they had colluded between themselves in contravention of the United Kingdom and the European Union competition laws and asserts that it has a basis to claim damages for breach of competition law by all the Defendants. The Defendants deny all P4U’s allegations.
The claim commenced on December 18, 2018 by P4U. The Defendants filed their initial Defences in the course of April and May 2019, with P4U filing replies on October 18, 2019. The first case management conference took place on March 2, 2020.
The first trial will be heard in the Competition List of the Chancery Division of the English High Court and is listed to take place from May 16, 2022 to July 29, 2022.
b) Other proceedings
The Group is currently cooperating with governmental authorities (and, where appropriate, conducting the relevant internal investigations) regarding requests for information potentially related, directly or indirectly, to possible violations of applicable anti-corruption laws. Telefónica believes that, considering the size of the Group, any potential penalty as a result of matters relating to those specific information requests would not materially affect the Group's financial condition.
c) Commitments
Agreement related to the Sale of Customer Relationship Management (“CRM”) Business, Atento
As a result of the sale agreement of Atento by Telefónica, announced on October 12, 2012, and ratified on December 12, 2012, both companies signed a Master Service Agreement which regulates Atento’s relationship with the Telefónica Group as a service provider for a period of nine years and which has been amended on May 16, 2014, November 8, 2016, May 11, 2018, November 28, 2019 and February 4, 2022. The term of the agreement was extended for Spain and Brazil in November 2016, for two additional years until the end of 2023, and for Latin America in February 2022, for one additional year until the end of 2022.
By virtue of this agreement, Atento became Telefónica’s preferred Contact Center and Customer Relationship Management (“CRM”) service provider, stipulating annual commitments in terms of turnover which is updated based on inflation and deflation that vary from country to country, pursuant to the volume of services Atento has been providing to the entire Group. Effective January 1, 2017, the minimum volume commitments that Telefónica must comply with have significantly decreased for Brazil and Spain. Additionally, from January 1, 2019 a new reduction of the minimum commitment has been agreed, in this case only for Spain.
Failure to meet the annual turnover commitments in principle results in the obligation to the counterparty, to pay additional amounts, which would be calculated based on the difference between the actual amount of turnover and the predetermined commitment, applying a percentage based on the Contact Center’s business margin to the final calculation.
Notwithstanding the above, as a consequence of the amendment signed with the Atento Group on May 11, 2018, from January 1, 2018 the payment obligation for failure to meet the annual turnover commitment continues to be calculated every year but will only be liquidated upon termination of the agreement. Such payment will only be due if the balance is in favor of Atento after adding certain amounts agreed between the parties and deducting an annual percentage of the Atento Group’s sales to the Telefónica Group.
The Master Agreement sets forth a reciprocal arrangement, whereby Atento assumes similar commitments to subscribe certain telecommunications services from Telefónica.
Investment Framework Agreement between the shareholders of Colombia Telecomunicaciones, S.A. ESP BIC - Sale of shares
Pursuant to the Framework Investment Agreement entered into between the shareholders of Colombia Telecomunicaciones, S.A. ESP BIC (a) if Telefónica decides to dispose or transfer of all or part of its shareholding in Colombia Telecomunicaciones, S.A. ESP BIC to third parties, Telefónica commits that: (i) the acquirer or transferee will be obliged to adhere to the Framework Investment Agreement; and (ii) that the acquirer or transferee will be obliged to present an offer to purchase all of the shares in Colombia Telecomunicaciones, S.A. ESP BIC held by the Colombian Government (that amounts to 32.5% of the share capital) at the same price and under the same terms and conditions negotiated with Telefónica and through the procedure established by Law 226 of 1995 for the disposal of shares held by public entities and, (b) if the Colombian Government transfer its shares in Colombia Telecomunicaciones, S.A. ESP BIC under certain circumstances, the Strategic Partner shall subscribe with the acquirer of the shares a new shareholders agreement which will have to be then negotiated by the parties and which, as the case may be, will include some of the rights currently held by the Colombian Government under the Framework Investment Agreement currently in force.
Agreement for the sale of the shares of Telefónica Gestión de Servicios Compartidos España, S.A.U., Telefónica Gestión de Servicios Compartidos Argentina, S.A. and T-Gestiona Servicios Contables y Capital Humano, S.A.C.
On March 1, 2016, a share purchase agreement between, on one hand, Telefónica, S.A., Telefónica Servicios Globales, S.L.U. and Telefónica Gestión de Servicios Compartidos Perú, S.A.C. (as sellers), and, on the other hand, IBM Global Services España, S.A., IBM del Perú, S.A.C., IBM Canada Limited and IBM Americas Holding, LLC (as purchasers) for the sale of the companies Telefónica Gestión de Servicios Compartidos España, S.A.U., Telefónica Gestión de Servicios Compartidos Argentina, S.A. and T-Gestiona Servicios Contables y Capital Humano, S.A.C., for a total price of approximately 22 million euros, was ratified before Notary Public. This share purchase agreement was subscribed on December 31, 2015.
Following the aforementioned share purchase agreement and in connection with the latter transaction, also, on December 31, 2015, Telefónica subscribed a master services agreement with IBM for the outsourcing of economic-financial and HR activities and functions to be provided to the Telefónica Group during a period of ten years, for a total amount of approximately 450 million euros. Most of the Telefónica Group’s subsidiary companies have already adhered to that master services agreement.
On March 31, 2021 an amendment of the master services agreement with IBM for the outsourcing of economic-financial and HR activities and functions to be provided to the Telefónica Group was subscribed. By virtue of this amendment the term may be extended for those adhered companies that decide to extend their services beyond the initial term.
Commitments derived from the agreements reached for the acquisition of football (soccer) related rights between Telefónica (through its affiliate Telefónica Audiovisual Digital, S.L.U.) and LaLiga and UEFA
On June 25, 2018, Telefónica was provisionally awarded with the broadcasting rights for all football (soccer) matches of the Spanish First Division Football League National Championship in the residential subscribers market for exploitation on pay television for the 2019-2022 cycle (packages 4 and 5 of the auction called by the Professional Football League). The definitive agreements were signed on July 5, 2018.
The award was granted for a total amount of 2,940 million euros, at an identical price of 980 million euros for each of the three seasons, which represents a slight decrease compared to the last season of the previous cycle. Telefónica, as the operator of these broadcasting rights for the 2019-2022 cycle, has the right to decide, design and develop the broadcasting content, which carried the Movistar hallmark for the 2019-2020 season.
On December 21, 2018, Telefónica was provisionally awarded with the broadcasting rights for all football (soccer) matches of the Spanish Second Division Football League National Championship in the residential subscribers market for exploitation on pay television for the 2019-2022 cycle (package 6 of the auction called by the
Professional Football League). No other bids were submitted for such package during the first round of the auction called by the Professional Football League. The award was granted for a total amount of 105 million euros (i.e., 35 million euros for each of the three seasons).
On January 11, 2019 the definitive agreement on such broadcasting rights (package 6) was signed.
On July 2, 2020 Telefónica signed an agreement for acquiring the exclusive media rights in Spain of UEFA Champions League and UEFA Europa League, as well as the UEFA Europa Conference League (a new competition to be separated from the UEFA Europa League) and UEFA Youth League, for the next cycle comprising seasons 2021/22, 2022/23 and 2023/2024, after the expiration of the agreement with Mediapro of June 28, 2018 for previous cycle 2018/2019 to 2020/2021.
The agreement guarantees Telefónica all media rights with respect to the main European football competitions for all its customers, both residential and horecas (hotels, restaurants, cafes, etc.).
The direct acquisition from UEFA of this "premium" content will also allow Telefónica to continue designing and selling its own produced channels and content with the best European football that could be, likewise, accessible to other operators in the market interested in this content.
The total award price for all competitions amounted to 975 million euros (i.e. 325 million euros for each of the seasons 2021/22, 2022/23 and 2023/2024) which is less than the license fees paid for the previous cycle and without any year-to-year increase.
On December 13, 2021, Telefónica was provisionally awarded the exclusive broadcasting rights of five matches per matchday of the Campeonato Nacional de Liga de Primera División (“LaLiga”), for pay television in the residential market, in Spain. Telefónica will have the first pick in 18 matchdays of each season and second pick in 17 matchdays, including "El Clásico" of the second round (Option D bis, Lot D.1 bis).
Likewise, Telefónica has been awarded the exclusive broadcasting rights of three matchdays, which contain ten matches each matchday, including matches of Real Madrid C.F., F.C. Barcelona and Club Atlético de Madrid against the six first classified of the previous season; and Valencia C.F., Athletic Club de Bilbao or Real Betis Balompié, if they were not among the aforementioned first classified (Option D bis, Lot D.3 bis).
The award includes the cycle 2022/2023 to 2026/2027 although the 2025/2026 and 2026/2027 seasons are subject to the CNMC lifting or modifying the resolution that limits the maximum duration of the contracts entered into by Telefónica for the acquisition of sports rights (Expte. VC/0612/14).
The award has been made at a price of 520 million euros for each of the seasons.
The award was subject to the execution of an agreement between Telefónica and LaLiga with the remaining terms and requirements established in the LaLiga tender, that was signed on January 19, 2022.
Wholesale Access Services Agreement with AT&T Mexico
On November 21, 2019, Pegaso PCS, S.A. de C.V. (“Telefónica México”) and AT&T Comunicaciones Digitales, S. de R.L. de C.V. (“AT&T Mexico”) entered into a Wholesale Access Services Agreement (“Wholesale Agreement”), under which AT&T Mexico will provide wholesale wireless access to Telefónica México on 3G, 4G and any other future technology available on Mexico.
The Wholesale Agreement has a minimum duration of eight years, renewable for additional consecutive periods of three years. Such Wholesale Agreement establishes a gradual migration of Telefónica México’s traffic to AT&T Mexico's access network over the first three years of the agreement.
As such migration is carried out, Telefónica México’s wireless access infrastructure will be turned off and, consequently, Telefónica México will no longer use the licensed spectrum which it has used in the past to operate its network.
Agreement to share network infrastructure between Telefônica Brasil (VIVO) and TIM.
On December 19, 2019 Telefônica Brasil S.A. and TIM S.A. executed two agreements for the share of 2G, 3G and 4G mobile network infrastructure. Both companies reiterate that they will preserve their commercial and customer management autonomy, regardless of any infrastructure sharing agreement.
The agreements cover the following matters:
1. 2G network Sharing: to be implemented in areas where both operators are present, so that the operator reminiscent will provide 2G mobile connectivity services to the Vivo and TIM customer base, resulting in the disconnection of overlapping sites and therefore achieving cost reduction and the optimization of spectrum use.
2. 3G and 4G network Sharing: covering only cities with less than 30 thousand inhabitants with the aim of sharing 4G and 3G network in cities where only one operator is present (coverage expansion) and where both already provide services (network consolidation).
Both agreements were approved by the Telecommunications and Competition regulatory authorities ("Agência Nacional de Telecomunicações” - ANATEL and “Conselho Administrativo de Defesa Económica” - CADE).
Contracts for the provision of IT services with Nabiax
In 2019 Telefónica, S.A. signed an agreement for the sale of a portfolio of eleven data center businesses to a company (hereinafter "Nabiax") controlled by Asterion Industrial Partners SGEIC, S.A.
At the same time as this sale, agreements were entered into with Nabiax to provide housing services to the Telefónica Group, allowing Telefónica to continue providing housing services to its customers, in accordance with its previous commitments. Such service provision agreements have an initial term of ten years and include minimum consumption commitments in terms of capacity. These commitments are consistent with the Group's expected consumption volumes, while prices are subject to review mechanisms based on inflation and market reality.
On May 7, 2021, Asterion Industrial Partners SGEIC, S.A. and Telefónica Infra, the infrastructure unit of the Telefónica Group ("T. Infra"), reached an agreement for the contribution to Nabiax of four additional data centers owned by the Telefónica Group (two of them located in Spain and two in Chile). In exchange for the contribution of these four data centers, T. Infra will receive a 20% equity stake in Nabiax. Once the relevant authorizations and other conditions precedent to the contribution of the two data centers located in Spain were obtained, the partial closing of the transaction took place as of July 21, 2021, whereby Telefónica Group contributed those data centers to Nabiax, with T. Infra receiving in exchange a 13.94% stake in Nabiax at this stage. The agreement was complemented by the signing of a contract for the provision to Telefónica of housing services from those two data centers under terms and conditions equivalent to those established in the transaction executed in 2019, for an initial period of ten years.
Once the conditions related to the contribution of the two data centers located in Chile have been fulfilled and the same has been executed, T. Infra's stake in Nabiax will reach 20%. In this case, the contribution will also be complemented by the signing of a contract for the provision to Telefónica of housing services from these additional two data centers on similar terms as those indicated above.
50:50 joint venture with Liberty Global for the combination of both groups' businesses in the United Kingdom
On May 7, 2020, Telefónica agreed to enter into a joint venture with Liberty Global plc ("Liberty Global") pursuant to a contribution agreement between Telefónica, Telefonica O2 Holdings Limited, Liberty Global, Liberty Global Europe 2 Limited and a newly formed entity of which, after closing, each of Telefónica and Liberty Global would hold 50% of its share capital named VMED O2 UK Limited (as amended, the "Contribution Agreement").
After having obtained the clearance from the Competition and Market Authority (the antitrust authority in the UK) to complete this transaction and having fulfilled all the other pre-closing conditions included in the Contribution Agreement, the transaction was completed on June 1, 2021. As from such date, Telefónica and Liberty Global each holds an equal number of shares in VMED O2 UK Limited; after: (i) Telefónica having contributed to VMED O2 UK Limited its O2 mobile business in the United Kingdom and (ii) Liberty Global having contributed its Virgin Media business in the United Kingdom to VMED O2 UK Limited.
The corporate governance of VMED O2 UK Limited is regulated by a shareholders' agreement, which was entered into by the parties to the Contribution Agreement on June 1, 2021 (the "Shareholders' Agreement"). The Shareholders' Agreement provides that each of Telefónica and Liberty Global will designate four of the eight members of the Board of Directors of VMED O2 UK Limited, contains provisions regulating the management of VMED O2 UK Limited, the procedure to pass resolutions on certain reserved matters and distributions to shareholders, and customary non-solicitation, non-compete and information sharing provisions. Likewise, the
Shareholders' Agreement provides that each of Telefónica or Liberty Global will have the right to initiate an initial public offering (IPO) of VMED O2 UK Limited after the third (3rd) anniversary of the closing of the transaction, with the opportunity for the other shareholder to sell shares in the IPO on a pro rata basis. The Shareholders’ Agreement also includes general restrictions on transfers of interests in VMED O2 UK Limited until the third (3rd) anniversary of the closing of the transaction, subject to certain limited exceptions. After third (3rd) anniversary of the closing of the transaction, any of the shareholders may send a notice to the other shareholder to initiate an IPO process as set forth in the Shareholders’ Agreement, and after the fifth (5th) anniversary, each shareholder will be able to initiate a sale of VMED O2 UK Limited to a third party in accordance with certain drag procedures, subject to a right of first offer in favor of the other shareholder.
On the date of closing of the transaction, Telefónica, Liberty Global, and certain companies belonging to each shareholder’s corporate group entered into certain services, reverse services, licensing and data protection agreements with VMED O2 UK Limited and certain entities belonging to VMED O2 UK Limited group. In particular, Telefónica and Liberty Global agreed that each shareholder’s group would provide certain services, either on a transitional or ongoing basis to VMED O2 UK Limited and its group and that, for a limited period of time, VMED O2 UK Limited would also provide certain reverse services to specific companies belonging to the corporate group of each of its shareholders.
Pursuant to the terms of the above referred services agreements, the transitional services that are to be provided by the Telefónica Group to VMED O2 UK Limited shall be provided for terms ranging from 7 to 24 months while the ongoing services that are to be provided by the Telefónica Group to VMED O2 UK Limited will be provided for a period of two to six years, depending on the service. The services provided by the Telefonica Group to VMED O2 UK Limited consist primarily of technology and telecommunication services that will be used by or will otherwise benefit VMED O2 UK Limited. In addition to providing VMED O2 UK Limited with such services, the mobile operators of the Telefonica Group and VMED O2 UK Limited will maintain their roaming commercial relationships in order to reciprocally provide roaming services for their respective customers.
Likewise, as of closing of the transaction Telefónica granted certain trademark license agreements to VMED O2 UK Limited (the “VMED O2 UK Limited Trademark Licenses”). Pursuant to the VMED O2 UK Limited Trademark Licenses, Telefonica Group licensed the use of Telefónica and O2 brand rights to VMED O2 UK Limited.
Additionally, at the date of closing of this transaction, Telefonica UK Limited entered into a recovery plan together with the trustee of the Telefonica UK pension plan. Such recovery plan and the Contribution Agreement set forth the obligation of Telefonica UK Limited to carry out certain payments during 2021 and 2022 in respect of agreed deficit-repair pension contributions due to the Telefonica UK Pension Plan.
In December 2021, Telefónica and Liberty Global reached an agreement on the amount for the post-completion equalization adjustment–pursuant to the calculation rules set out in Schedule 10 of the Contribution Agreement. Post payment of the related amount, Telefónica has received proceeds in connection with the transaction (i.e., excluding dividends from the ordinary course of business) amounting to 5,376 million pounds sterling (equivalent to 6,234 million euros at the transaction day).
Purchase Agreement for Acquisition of UPI Mobile Assets of Oi Group
On January 28, 2021, Telefónica Brasil executed the Purchase and Sale Agreement of Shares and Other Covenants (the “Oi Agreement”), by and among Oi Móvel SA - In Judicial Recovery, as seller, Telefónica Brasil, Tim S.A. and Claro S.A., as “Buyers”, and Oi S.A. - In Judicial Recovery and Telemar Norte Leste S.A. - In Judicial Recovery, as intervening parties and guarantors of the seller’s obligations. The Oi group is currently undergoing a judicial reorganization process in Brazil and the Oi Agreement was executed in connection with a judicial auction held on December 14, 2020 for the sale of assets of the Oi group’s mobile business operations (the “UPI Mobile Assets”), after the joint offer made by Telefónica Brasil and the other Buyers was declared the winning bid in the competitive bidding process under the judicial auction, which was approved by the Brazilian Judicial Reorganization Court.
Under the Oi Agreement, Telefónica Brasil is entitled to a selection of assets that will comprise its share of the UPI Mobile Assets, consisting of:
•Clients: approximately 10.5 million (corresponding to approximately 29% of UPI Mobile Assets’ total customer base) – according to ANATEL’s database of April 2020. The allocation of customers among the Buyers considered criteria intended to enhance competition among the Brazilian telecom market operators;
•Spectrum: 43MHz as a national weighted average based on population (approximately 46% of UPI Mobile Assets’ radiofrequencies). The division of frequencies among the Buyers conforms strictly to the spectrum limits established by ANATEL; and
•Infrastructure: including agreements for the use of approximately 2,700 mobile access sites (corresponding to approximately 19% of UPI Mobile Assets’ total sites).
In addition, under the Oi Agreement, the completion of the acquisition of the UPI Mobile Assets by the Buyers will take place according to the segregation plan for such assets, pursuant to which the UPI Mobile Assets will be segregated and contributed by the Oi Group to three different specific purpose entities, or “SPEs”, such that Telefónica Brasil will acquire the totality of the shares of one SPE that will hold the assets to be attributed to Telefónica Brasil pursuant to the aforementioned segregation plan, which will be separate and independent from the other SPEs. Similarly, the other two Buyers will each acquire the totality of the shares of the respective remaining SPEs, which will each hold the respective assets to be attributed to each of the two other Buyers.
The total consideration agreed to be paid by the Buyers under the Oi Agreement amounts to: (i) 16,500 million Brazilian reais (approximately 2,610 million euros as of December 31, 2021), of which 15,744 million Brazilian reais (approximately 2,491 million euros as of December 31, 2021) comprises the base purchase price and 756 million Brazilian reais (approximately 120 million euros as of December 31, 2021) relates to amounts to be paid as consideration for transitional services to be rendered by the Oi Group to the Buyers for a period of up to twelve months, under a transitional services agreement to be entered into among the parties, or the “Transitional Services Agreement”; and (ii) 819 million Brazilian reais (approximately 130 million euros as of December 31, 2021), as consideration for services to be rendered by the Oi Group to the Buyers under a take-or-pay data transmission capacity agreement to be entered into among the parties, or the “Capacity Agreement”.
Subject to the terms, conditions and payment schedule agreed upon between Oi Group and the Buyers, the consideration owed by the Buyers to Oi will be paid upon effectiveness of the transaction, which will occur on the date of the execution of the Transitional Services Agreement. Under the terms of the Oi Agreement, Telefónica Brasil will disburse an amount corresponding to 1/3 of the total consideration, equivalent to approximately 5,500 million Brazilian reais (approximately 870 million euros as of December 31, 2021).
The completion of the acquisition is also subject to certain conditions precedent usually applicable to this type of transaction and set forth in the Oi Agreement, such as the prior consent of ANATEL and approval by the Brazilian competition authority (CADE), as well as, if applicable, the approval by the general shareholders’ meeting of Telefónica Brasil, under the terms of article 256 of the Brazilian Corporations Law. On January 31, 2022, ANATEL granted its consent, subject to the parties' commitment to comply with certain conditions and on January 9, 2022, CADE approved the transaction, subject also to the parties' commitment to comply with certain conditions.
As of the date of these consolidated financial statements, the closing of the transaction has not yet taken place.
Investment Agreement with Allianz and Telefónica Germany
On October 29, 2020, Telefónica Infra Germany GmbH (“TEF Infra Germany”, a subsidiary indirectly wholly-owned by Telefónica through Telefónica Infra, S.L.U.) entered into an investment agreement (and related contracts, including a partners’ agreement which sets forth the principles of corporate governance of the joint venture) with several entities belonging to the Allianz Group ("Allianz") and Telefónica Germany 1. Beteiligungsgesellschaft mbH (a subsidiary wholly-owned by Telefónica Germany GmbH & Co. OHG) (“TEF Germany”) for the creation of a joint venture to deploy Fiber-to-the-Home (FTTH) in Germany, pursuant to which TEF Infra Germany and TEF Germany conditionally agreed to invest up to 500 million euros equity in total (400 million euros by TEF Infra Germany and 100 million euros by TEF Germany) and Allianz conditionally agreed to invest up to 1,000 million euros through different sources of funding over a six year period.
The closing of the transaction and the acquisition of the joint control took place on December 18, 2020. The registration of Allianz and TEF Germany as limited partners of the joint venture in the German commercial registry occurred on January 21, 2021. After the closing of the transaction, the Allianz Group and the Telefónica Group each holds 50% in the joint venture under a co-control governance model. Telefónica Group’s ownership is held through TEF Infra Germany holding 40% and TEF Germany holding a 10% stake.
New long-term master services agreement in the United Kingdom
On January 7, 2021, each of Telefónica U.K. and Vodafone U.K. entered into new Master Services Agreements with Cornerstone Telecommunications Infrastructure Limited (“CTIL”), their passive tower network infrastructure partnership which is 50:50 jointly owned and operated by the two operators. The new agreements came into effect on January 1, 2021, with initial terms of 8 years, with three additional 8-year renewal periods.
CTIL was formed in 2012 through the consolidation of both Telefónica U.K. and Vodafone U.K.’s existing basic network infrastructure, including towers and masts, which were transferred to the joint operation. CTIL currently operates c.14,200 macro sites with a 2.0x tenancy ratio (including active sharing) and c.1,400 micro sites. CTIL also provides management services for the anchor tenants for a further c.5,100 third party sites where their active equipment is deployed. Telefónica's stake in CTIL is currently held through VMED O2 UK Limited, the joint venture between Telefonica and Liberty Global plc in the United Kingdom.
The new agreements do not materially impact existing network agreements and will continue to allow CTIL to primarily serve its shareholders as well as some third parties.
Transaction between Colombia Telecomunicaciones S.A. ESP BIC and Kohlberg Kravis Roberts (“KKR”)
On July 16, 2021, Colombia Telecomunicaciones S.A. ESP BIC and KKR entered into an agreement to sign the following contracts:
(i) An assets purchase agreement for the fiber optic assets owned by Colombia Telecomunicaciones S.A. ESP BIC with a Colombian company controlled by KKR (InfraCo, SpA), in consideration for an initial payment of 320 million U.S. dollars, which may be subject to post-closing adjustments under usual conditions for this type of operation. As well as a subsequent payment, consisting of the possibility of receiving a higher consideration from its result in network deployment activities, for an amount of up to an additional 100 million U.S. dollars.
(ii) A contract through which Colombia Telecomunicaciones S.A. ESP BIC will acquire a 40% stake in a Spanish company controlled by KKR, which it holds the remaining 60%. The Colombia Telecomunicaciones S.A. ESP BIC´s contribution would be a portion of the consideration received from assets purchase agreement for the fiber optic assets.
(iii) Several commercial contracts between Colombia Telecomunicaciones S.A. ESP BIC and InfraCo, SpA for the provision of wholesale connectivity services by InfraCo, SpA to Colombia Telecomunicaciones S.A. ESP BIC, deployment of fiber optic network and other related services.
The signing of the contracts of numerals (i) and (iii), as well as the execution of the aforementioned operations contracts, was subject to the respective contractual provisions and to the obtaining of the necessary regulatory authorizations.
On January 11, 2022, after obtaining the necessary regulatory authorizations and meeting certain agreed conditions, the transaction was executed. Therefore, Colombia Telecomunicaciones S.A. ESP BIC executed the sale of fiber optic assets to Onnet Fibra Colombia S.A.S. (“Onnet”), a company with which it also entered into a series of commercial contracts by virtue of which (i) Onnet will provide wholesale connectivity services to Colombia Telecomunicaciones S.A. ESP BIC, and (ii) Colombia Telecomunicaciones S.A. ESP BIC will provide to Onnet fiber optic network deployment services and other related services. Simultaneously, Colombia Telecomunicaciones S.A. ESP BIC acquired shares equivalent to a 40% in Alamo HoldCo S.L., a Spanish company that owns 100% of Onnet's shares (see Note 31).
Agreement for the sale of Telefónica Móviles El Salvador
On October 14, 2021, Telefónica Centroamérica Inversiones, S.L. (60% of which is owned, directly and indirectly, by Telefónica and 40% of which is owned by Corporación Multi Inversiones) reached an agreement with General International Telecom Limited (an affiliate of the Atlántida Group, entities that financially supports the acquisition), for the sale of the entire share capital of Telefónica Móviles El Salvador, S.A. de C.V. ("Telefónica El Salvador") of which it is the owner (99.3%) for an amount (enterprise value) of 144 million U.S. dollars (approximately 125 million euros at the exchange rate as of the date of the agreement).
The closing of this transaction was subject to certain closing conditions, including the relevant regulatory approvals. The closing took place on January 13, 2022 (see Note 31).
d) Environmental matters
The commitment to protect the enviroment is part of the Company's general strategy and is the responsibility of the Board of Directors. The performance in this area is regularly supervised by the Board's Sustainability Committee and the Responsible Business Office, made up of the global areas which execute that strategy alongside the business units.
The Group has global environmental and energy management policies, acting at all levels of the organisation. The environment is a central issue throughout the Company, involving both operational and management areas as well as business and innovation areas. The carbon reduction targets are part of the variable remuneration of all the Company's employees, including the Board of Directors.
The Company's environmental and climate change risks are controlled and coordinated under the Telefónica Group's global risk management model, in accordance with the precautionary principle.
The major focal point of environmental risk is the high geographic dispersion of the infrastructure, which is controlled through environmental management based on uniform processes and certified according to the ISO 14001 standard.
We analyse the risks deriving from climate change in accordance with the recommendations of the Task Force on Climate-Related Financial Disclosures (TCFD).
In 2021, the Telefónica Group contracted, both locally and globally, several insurance programmes in order to mitigate the possible occurrence of an incident stemming from the risks of environmental liability and/or natural disasters, to guarantee the continuity of its activity.
Following the issue of green bonds and instruments in the last two years, 2021 again saw Telefónica pioneer the issue of the first sustainable hybrid instrument in the telecommunications sector. As part of the new Sustainable Financing Framework (SDG Framework), this hybrid bond is worth 1,000 million euros (see Note 17.c) and involves the financing of social projects. The Group also issued a second sustainable hybrid bond at the end of 2021, for a volume of 750 million euros (see Note 17.c), with the same structure in terms of the use of funds: projects with a positive environmental and social impact in Spain, Germany and Brazil. Environmental issues will focus on continuing the transformation of the network, replacing copper with fiber, which is more energy efficient and less prone to breaking down.
At the beginning of 2022 the main syndicated loan of the Telefónica Group was converted from conventional to sustainable for 5,500 million euros (see Note 31). The credit was linked to sustainability targets, such as reducing greenhouse gas emissions and increasing the number of women in executive positions.
Likewise, the Telefónica Spain signed four new long-term, renewable energy Power Purchase Agreements (PPA) for the period 2022-2031, which will cover 30% of the total consumption for the country, equivalent to 482 GWh per year for 10 years. These new agreements made it possible to achieve a total of 582 GWh of renewable electricity covered by PPAs in the Group's operations in Spain, covering 50% of the consumption of technical buildings.
e) Auditors’ fees
The services commissioned to the auditors meet the independence requirements stipulated by the Spanish Audit Law 22/2015, July 20, the US SEC rules and the Public Company Accounting Oversight Board (PCAOB).
The expenses accrued by the Group, in respect of the fees for services rendered to the various member firms of the PwC network, of which PricewaterhouseCoopers Auditores, S.L. ("PwC Auditores, S.L."), the auditors of Telefónica, S.A., forms part, amounted to 19.99 million euros and 22.86 million euros in 2021 and 2020, respectively.
The detail of these amounts is as follows:

	2021			2020
Millions of euros	PwC Auditores, S.L.	Other PwC	Total	PwC Auditores, S.L.	Other PwC	Total
Audit services	7.39	10.97	18.36	11.23	10.40	21.63
Audit-related services	0.82	0.81	1.63	0.62	0.61	1.23
Total	8.21	11.78	19.99	11.85	11.01	22.86
Audit services includes audit fees of Telefónica, S.A. individual and consolidated financial statements and its subsidiaries, as well as reviews of interim financial statements. These Audit services also incorporate the integrated audits of the financial statements for the annual report Form 20-F to file with the US SEC for those entities currently required including, therefore, the internal control audit over the financial information to comply with the requirements of the Sarbanes-Oxley 2002 Act (Section 404). Also includes audit work related with legal and regulatory requirements that the auditor must necessarily perform in their function and audit and reviews of financial statements in connection with financial transactions.
Audit-related services: services related to the review of the information required by regulatory authorities, agreed financial reporting procedures not requested by legal or regulatory bodies, the issuance of comfort letters, the report on the information relating to the system of internal control over financial reporting (ICFR) and the verification of the non-financial information in the annual reports.
During the years 2021 and 2020, the Principal Auditor has not performed other services than the Audit services or the Audit-related services in the Group.
PwC Auditores, S.L., has provided the following services to the Group during the years 2021 and 2020: the individual and consolidated financial statements audit, reviews of interim financial statements, the integrated audit of the financial statements for the annual report Form 20-F to file with the US SEC, the internal control audit over the financial information to comply with the requirements of the Sarbanes-Oxley 2002 Act (Section 404), audit and reviews of financial statements in connection with financial transactions, the issuance of comfort letters, agreed financial reporting procedures and the verification of the non-financial information in the annual reports.
The expenses accrued to Other Audit Firms, other than those integrated in the international PwC network, that have provided audit services to companies included in the consolidation of the Group for the year 2021 have amounted to a total of 1.58 million euros (1.82 million euros in 2020), the detail of the audit services corresponds to 0.55 million euros (0.54 million euros in 2020).
f) Trade and other guarantees
The Company is required to issue trade guarantees and deposits for concession and spectrum tender bids (see Note 19) and in the ordinary course of its business. No significant additional liabilities in the accompanying consolidated financial statements are expected to arise from guarantees and deposits issued.
g) Directors’ and Senior Executives’ compensation and other benefits
The compensation of the members of Telefónica’s Board of Directors is governed by article 35 of the Company’s By-Laws, which provides that the annual amount of the compensation to be paid thereby to all of the Directors in their capacity as such, i.e., as members of the Board of Directors and for the performance of the duty of supervision and collective decision-making inherent in such body, shall be fixed by the shareholders at the General Shareholders' Meeting. The Board of Directors shall determine the exact amount to be paid within such limit and the distribution thereof among the Directors, taking into account the duties and responsibilities assigned to each Director, their membership on Committees within the Board of Directors and other objective circumstances that it deems relevant. Furthermore, Executive Directors shall receive such compensation as the Board determines for the performance of executive duties delegated or entrusted to them by the Board of Directors. Such compensation shall conform to the Director compensation policy approved by the shareholders at the General Shareholders’ Meeting.
In accordance with the foregoing, the shareholders acting at the Ordinary General Shareholders’ Meeting held on April 11, 2003 set at 6 million euros the maximum amount of annual gross compensation to be received by the Board of Directors as a fixed allotment and as attendance fees for attending the meetings of the Advisory or Control Committees of the Board of Directors. Thus, as regards fiscal year 2021, the total amount of compensation accrued by the Directors of Telefónica, in their capacity as such, was 3,101,101 euros for the fixed allocation and for attendance fees.
The compensation of the Directors of Telefónica in their capacity as members of the Board of Directors, of the Executive Commission and/or of the Advisory or Control Committees consists of a fixed amount payable monthly and of attendance fees for attending the meetings of the Advisory or Control Committees.
Set forth below are the amounts established in fiscal year 2021 as fixed amounts for belonging to the Board of Directors, the Executive Commission and the Advisory or Control Committees of Telefónica and the attendance fees for attending meetings of the Advisory or Control Committees of the Board of Directors:

Compensation of the Board of Directors and of the Committees thereof

Amounts in euros
Position	Board of Directors	Executive Commission	Advisory or Control Committees (*)
Chairman	240,000	80,000	22,400
Vice chairman	200,000	80,000	—
Executive Member	—	—	—
Proprietary Member	120,000	80,000	11,200
Independent Member	120,000	80,000	11,200
Other external	120,000	80,000	11,200
(*) In addition, the amount of the attendance fee for each of the meetings of the Advisory or Control Committees is 1,000 euros.

In this regard, it is noted that the Executive Chairman, Mr. José María Álvarez-Pallete López, waived the receipt of the above amounts (i.e., 240,000 euros as Chairman of the Board of Directors and 80,000 euros as Chairman of the Executive Commission).
Likewise, the fixed remuneration of 1,923,100 euros established for the 2022 financial year related to executive roles carried out by Executive Chairman, Mr. José María Álvarez-Pallete López is equal to that received in the previous six years (i.e. 2021, 2020, 2019, 2018, 2017 and 2016), which was set in his capacity as Chief Operating Officer, remaining invariably after his appointment as Chairman in 2016. This compensation is a 13.8% lower to the compensation established for the position of Executive Chairman prior to his appointment as such.
The fixed remuneration, for his executive roles, of 1,600,000 euros that the Chief Operating Officer (C.O.O.), Mr. Ángel Vilá Boix, has established for the 2022 financial year is equal to the one received in the years 2021, 2020 and 2019.
Individualized description
Appendix II provides an individual breakdown by item of the compensation and benefits that the members of the Board of Directors and of the Senior Management of the Company have accrued and/or received from Telefónica, S.A. and from other companies of the Telefónica Group during fiscal year 2021. Likewise, the compensation and benefits accrued and/or received, during such year, by the members of the Company's Senior Management are broken down.